UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                  March 8, 2006
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                    THE CHILDREN'S PLACE RETAIL STORES, INC.

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             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-23071                    31-1241495
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(State or other jurisdiction          (Commission               (IRS Employer ID
      of incorporation)               File Number)                   Number)


915 Secaucus Road, Secaucus, New Jersey                                07094
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(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number, including area code:              (201) 558-2400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors of Principal Officers; Election of Directors;
Appoint of Principal Officers.

     (b) As discussed below in Item 8.01, it was announced today that Hiten Patel, the Company's Senior Vice President and Chief Financial Officer, will be leaving the Company following the filing of the Company's 2005 Form 10-K, which the Company anticipates will be no later than mid-April. Mr. Patel will continue to serve as the Company's Chief Financial Officer until the date of his departure.


Item 8.01 Other Events

     On March 8, 2006, The Children's Place Retail Stores, Inc. issued a press release announcing that Susan Riley will be joining the Company as Senior Vice President - Finance and that Ms. Riley is expected to become the Company's chief financial officer once the Company's 2005 Form 10-K is completed and filed with the Securities and Exchange Commission. Hiten Patel, currently Senior Vice President and Chief Financial Officer of the Company, will be leaving the Company following the filing of the 2005 Form 10-K. A copy of the Company's press release is included as Exhibit 99.1.


Item 9.01 Exhibits

      (a)  Exhibits:

           99.1         Press Release dated March 8, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE CHILDREN'S PLACE RETAIL STORES, INC.

                                       By:    /s/ Ezra Dabah
                                              ----------------------------------
                                       Name:  Ezra Dabah
                                       Title: Chairman & Chief Executive Officer

Dated: March 8, 2006

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               dated March 8 2006
                    The Children's Place Retail Stores, Inc.


99.1    Press Release dated March 8, 2006.